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                                                                 EXHIBIT 10.16.8


                               FIRST AMENDMENT TO
                    AMENDED AND RESTATED EMPLOYMENT CONTRACT


                 THIS FIRST AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT CONTRACT is entered as of the 24th day of March 1997 by and between OASIS RESIDENTIAL, INC., a Nevada corporation (the "Company") and WALTER B. EEDS (the "Employee").

                 WHEREAS, the Company and the Employee have entered into an Amended and Restated Employment Contract dated as of January 27, 1997 (the "Employment Contract"); and

                 WHEREAS, the Company and the Employee desire to amend the Employment Contract in the manner set forth herein;

                 NOW, THEREFORE, in consideration of the foregoing and of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the Employee agree as follows:

                 SECTION 1.  AMENDMENT OF SECTION 4.1 OF THE EMPLOYMENT
                             CONTRACT.

                 The first sentence of Section 4.1 of the Employment Contract is hereby amended to read in full as follows:

                     "Employee shall serve as the Executive Vice President, Development and Investment of the Company and, subject to stockholder approval, shall serve as a member of the Board of Directors of the Company."

                 SECTION 2.  AMENDMENT OF SECTION 5.2.1 OF THE EMPLOYMENT
                             CONTRACT.

                 Section 5.2.1 of the Employment Contract is hereby amended to read in full as follows:

                     "5.2.1 Amount. In the event the Company terminates Employee's services hereunder pursuant to Section 5.1, Employee shall continue to render services pursuant hereto until the date of termination of employment and shall continue to receive compensation, as provided hereunder, through the termination date. In addition to other compensation payable to Employee for services rendered through the termination date, the Company shall pay Employee on the termination date, as a single severance payment, an amount (the "Severance Amount") equal to three times the sum of (i) Employee's current annual Base Compensation and (ii) the highest annual bonus paid or payable to Employee with respect to the three preceding fiscal years."


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                 SECTION 3.  AMENDMENT OF SECTION 5.2.4 OF THE EMPLOYMENT
                             CONTRACT.

                 Section 5.2.4 of the Employment Contract is hereby amended to read in full as follows:

                     "5.2.4 Notwithstanding anything contained in any stock option agreement pursuant to which stock options may have been granted or may in the future be granted to Employee, all stock options held by Employee and not otherwise exercisable at the time of termination of the employment of Employee under Section 5.1 shall, immediately upon such termination, become exercisable in full and Employee shall have the right to exercise such stock options, as well as all other stock options held by Employee at the time of such termination, at any time during the period ending on the 10th anniversary of the respective date of grant of the option."

                 SECTION 4.  AMENDMENT OF SECTION 5.6 OF THE EMPLOYMENT
                             CONTRACT.

                 Section 5.6 of the Employment Contract is hereby amended to read in full as follows:

                     "5.6 Exercise of Options. In the event the Company terminates this Contract for cause pursuant to Section 5.3, or Employee voluntarily terminates this Contract pursuant to Section 5.5, then, subject to the provisions of Section 5.7 of this Contract, Employee shall be entitled to exercise those stock options held by Employee on the date of termination, but only during the 90-day period following the date of termination and only if and to the extent the options are exercisable by their express terms on the date of termination. Any options so exercisable which are not exercised during the foregoing 90-day period shall be canceled automatically upon expiration of the 90-day period."

                 SECTION 5.  AMENDMENT OF SECTION 5.7 OF THE EMPLOYMENT
                             CONTRACT.

                 Section 5.7 of the Employment Contract is hereby amended to read in full as follows:

                     "5.7  Change Control.  In the event the Employee
           terminates his employment under this Contract within one year following a Change in Control of the Company (as defined below), or in the event Employee's employment is terminated by the Company within one year after a Change in Control of the Company, (i) the Employee shall continue to render services under this Contract until the date of termination and shall continue to receive compensation, as provided in this Agreement, through the termination date, and
           (ii) in addition to any other compensation payable to Employee for services through the termination date, Employee shall have the same rights, including, without limitation, the right to receive the Severance Amount, as Employee would have had if the Company had terminated his employment pursuant to Section 5.1
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           hereof.  For purposes of this Contract, a "Change in Control of the
           Company" shall mean the occurrence of any of the following:

                                  "(i)  a report on Schedule 13D shall be filed
                 with the Securities and Exchange Commission pursuant to
                 Section 13(d) of the Securities Exchange Act of 1934 (the "Act") disclosing that any Person (within the meaning of
                 Section 13(d) of the Act) ("Person"), other than the Company or a subsidiary of the Company or any employee benefit plan sponsored by the Company or a subsidiary of the Company, is the beneficial owner (within the meaning of Rule 13d-3 under the Act) ("Beneficial Owner") directly or indirectly of twenty percent or more of any voting securities of the Company ("Voting Securities");

                                  "(ii) any Person, other than the Company or a
                 subsidiary of the Company or any employee benefit plan sponsored by the Company or a subsidiary of the Company, shall purchase Voting Securities of the Company pursuant to a tender offer or exchange offer to acquire any Voting Securities of the Company (or securities convertible into Voting Securities) for cash, securities or any other consideration, provided that after consummation of the offer, the Person in question is the Beneficial Owner, directly or indirectly, or fifteen percent or more of the outstanding Voting Securities of the Company (calculated as provided in paragraph (d) of Rule 13d-3 under the Act in the case of rights to acquire Voting Securities);

                                  "(iii) the stockholders of the Company shall
                 approve any merger, consolidation or reorganization involving the Company, unless the merger, consolidation or reorganization is a "Non-Control Transaction" as defined below; or

                                  "(iv) the individuals who, as of the date of
                 this Contract, are members of the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the members of the Board, provided, however, that if the election, or the nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Contract, be considered to be a member of the Incumbent Board, provided further, that no individual shall be considered a member of the Incumbent Board if the individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors of the Company (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest.





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                                  "(v) a complete liquidation of dissolution of
                 the Company; or

                                  "(vi) the Company shall enter into an
                 agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to any subsidiary of the Company).

                 For purposes of this Contract, the term "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company where:

                                  "(A) the stockholders of the Company,
                 immediately before the merger, consolidation or reorganization, own directly or indirectly immediately following the merger, consolidation or reorganization, at least seventy percent of the combined voting power of the outstanding voting securities of the corporation resulting from the merger, consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before the merger, consolidation or reorganization, and

                                  "(B) the individuals who were members of the
                 Incumbent Board immediately prior to the execution of the agreement providing for the merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation , or a corporation Beneficially Owning, directly or indirectly, a majority of the Voting Securities of the Surviving Corporation, and

                                  "(C) no Person other than (1) the Company,
                 (2) any subsidiary of the Company, (3) any employee benefit plan of the Company (or trust forming a part of such a plan) maintained by the Company, the surviving Corporation or any subsidiary of the Company, or (4) any Person who, immediately prior to the merger, consolidation or reorganization had Beneficial Ownership of thirty percent or more of the then outstanding Voting Securities, has Beneficial Ownership of thirty percent or more of the Surviving Corporation's outstanding voting securities.

                                  "Notwithstanding the foregoing, a Change in
                 Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares beneficially owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage





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                 of the then outstanding Voting Securities
                 Beneficially Owned by the Subject Person, then a Change in Control shall occur."

                 SECTION 6.  AMENDMENT OF SECTION 9 OF THE EMPLOYMENT CONTRACT.

                 Section 9 of the Employment Contract is hereby amended by deleting the phrase "outside the Company" which appears in the first sentence of Section 9. Section 9 of the Employment Contract is hereby further amended by adding the following immediately prior to the sentence in Section 9 that reads "Nothing herein shall relieve or limit Employee's obligation to comply with Sections 6, 7 and 8 above":

                 "In furtherance of the foregoing and during the one year period following the date of termination, Employee shall not solicit or attempt to divert, take away or call on, directly or indirectly, for himself or for any other person or entity, any customers or potential customers of the Company or, directly or indirectly or by action in concert with others, influence or induce or seek to influence or induce, any employee, agent, independent contractor or other business affiliate of the Company to terminate its, his or her relationship with the Company; for purposes of the foregoing, potential customers shall include those persons or entities which the Company or management of the Company has or may have any reasonable basis to believe may in the future become customers of the Company."

                 Section 9 of the Employment Contract is hereby further amended by amending the sentence that reads "The restrictions set forth in this Section shall not apply if Employee is terminated pursuant to Section 5.1 above" to read in full as follows:

                 "The restrictions set forth in this Section shall not apply if the employment of Employee is terminated by the Company pursuant to Section 5.1 above or within one year following a Change in Control of the Company or Employee terminates his employment within one year following a Change in Control of the Company."


                                                   (continued on following page)





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                 SECTION 7.  CONTINUED EFFECTIVENESS OF THE EMPLOYMENT
                             CONTRACT.

                 Except as amended herein, the Employment Contract is hereby ratified and confirmed and shall continue in full force and effect.

                 IN WITNESS WHEREOF, the parties have executed this First Amendment to Amended and Restated Employment Contract as of the day and year first above written.

                                        OASIS RESIDENTIAL, INC.


                                        By:
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                                             Scott S. Ingraham
                                             President



                                             ----------------------------------
                                             WALTER B. EEDS





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